UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2004

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 12. Results of Operations and Financial Condition.

On February 17, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting record $3.3 billion cash flow for 2003 and releasing the 2003 cash flow statement.  The press release is furnished as Exhibit 99 and is attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION

(Registrant)

Date: February 18, 2004	By:	/s/ Peter J. Bensen
Peter J. Bensen
Corporate Vice President - Assistant Controller

Exhibit Index

Exhibit No.

99	News Release of McDonald's Corporation issued February 17, 2004:
McDonald's Reports Record $3.3 Billion Cash Flow for 2003; Releases 2003 Cash Flow Statement